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                                                                   EXHIBIT 10.28

                                                                January 27, 1999

     THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND NEITHER THIS WARRANT, SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     NEITHER THIS WARRANT NOR THE SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT MAY BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED, IN WHOLE OR IN PART, WITHOUT THE PRIOR WRITTEN CONSENT OF THE
     ISSUER.

                      OPTIMARK TECHNOLOGIES, INC.

                     COMMON STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, BIOS Group LP, or its permitted assigns (the "Holder"), is entitled to subscribe for and purchase up to five thousand (5,000) validly issued, fully paid and nonassessable shares ("Warrant Shares") of voting Common Stock of OptiMark Technologies, Inc., a Delaware corporation (the "Company"), at the exercise price to be determined in accordance with Section 2 below (the "Exercise Price"), subject to the terms, conditions and adjustments hereinafter set forth.

     1. Definitions. As used in this Warrant, in addition to other capitalized terms defined elsewhere herein, the following terms have the meanings indicated:

        "Act" means the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder.

        "Additional Shares" has the meaning specified in Section 6(b)(ii) below.

        "Additional Warrant" has the meaning specified in Section 6(b)(ii) below.

        "Board of Directors" means the board of directors of the Company, as constituted from time to time.

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        "Business Day" means any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in the State of New York.

        "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person's capital stock and any and all rights, warrants or options exchangeable for or convertible into such capital stock.

        "Common Stock" means the voting and nonvoting common stock, $.01 par value per share, of the Company, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

        "Company" has the meaning specified on the cover of this Warrant.

        "Distribution" has the meaning specified in Section 6(b)(i) below.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Securities Exchange Commission thereunder.

        "Exercise Date" has the meaning specified in Section 3(d) below.

        "Exercise Form" means an Exercise Form in the form annexed hereto as Exhibit A.

        "Exercise Period" has the meaning specified in Section 2(a) below.

        "Expiration Date" means the earlier of (i) the third anniversary of the Warrant Issue Date or (ii) the termination of this Warrant by the Company pursuant to the terms set forth in Article IX of the OptiMark/BIOS Agreement.

        "Fair Market Value" means, with respect to any asset or property, including, without limitation, Common Stock, the price which could be negotiated in an arm's length, free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under any pressure or compulsion to complete the transaction, in each case as determined reasonably and in good faith by the Board of Directors; provided that if shares of Common Stock are traded or quoted, as the case may be (x) on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System, (y) in the over-the-counter market or (z) on a National Securities Exchange, the "Fair Market Value" per share of Common Stock at any date shall be deemed to be the average daily Closing Prices of the shares of Common Stock for the 15 consecutive trading days commencing 20 trading days before the day in question. As used in herein, the term "Closing Price" of the shares of Common Stock for a day or days shall mean (a) if the shares of Common Stock are not listed or admitted for trading on a National Securities Exchange, (i) the last transaction price of the shares of Common Stock on the NASDAQ National Market System or, in the case no such reported transaction takes place on such day or days, the average of the reported closing bid and asked prices thereof quoted on the NASDAQ National Market System,

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or (ii) if the shares of Common Stock are not quoted on the NASDAQ National
Market System, the average of the closing bid and asked prices of the shares of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service or
(b) if the shares of Common Stock are listed or admitted for trading on a National Securities Exchange, the last reported sales price regular way, or in case no such reported sale takes place on such day or days, the average of the reported closing bid and asked prices regular way, in either case on the principal National Securities Exchange on which the shares of Common Stock are listed or admitted for trading.

        "National Securities Exchange" means an exchange registered under
Section 6 of the Exchange Act.

        "OptiMark/BIOS Agreement" means that OptiMark Technologies, Inc./BIOS Group, L.P. Agreement dated January 27, 1999.

        "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

        "Transaction" has the meaning specified in Section 7 below.

        "Warrant Issue Date" means January 27, 1999.

     2. Exercise of Warrant.

        (a) Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant may be exercised, in whole or in part (except as provided in Section 3(a) below), by the Holder at any time, or from time to time, during the term hereof commencing on the Warrant Issue Date and ending at 5:00 p.m., New York City time on the Expiration Date (the "Exercise Period"). This Warrant shall expire on the Expiration Date if and to the extent not exercised by the Holder during the Exercise Period.

        (b) Exercise Price. Subject to potential adjustment from time to time pursuant to Section 6 hereof, this Warrant shall be exercisable at an Exercise Price of Ten Dollars ($10.00) per share of Common Stock.

     3. Method of Exercise; Payment; Stock Certificates.

        (a) Method of Exercise; Payment of Purchase Price. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part (except as otherwise provided in this Section 3(a)), at any time, or from time to time, during the Exercise Period by the surrender of this Warrant at the principal office of the Company (with a duly signed Exercise Form

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specifying the number of Warrant Shares to be purchased), which signature shall be guaranteed by a bank or trust company having an office or correspondent in the United States, and by the payment to the Company of an amount equal to the aggregate Exercise Price for those Warrant Shares specified in the Exercise Form in one of the following forms (but not a combination thereof): (i) cash, (ii) certified, cashier's or other check acceptable to the Company, or (iii) in the event the Holder has used its best faith efforts to obtain third party financing to finance the aggregate Exercise Price and has been unsuccessful, cash in the aggregate amount of the par value of the Warrant Shares being purchased and delivery of a duly executed full recourse promissory note substantially in the form attached hereto as Exhibit B (the "Note") for the balance of the Exercise Price. Notwithstanding the foregoing, if the Company has provided BIOS Group, L.P. a notice of breach of the OptiMark/BIOS Agreement pursuant to Article IX thereof, and such breach has not been cured in accordance with the terms of the OptiMark/BIOS Agreement, this Warrant may not be exercised until sixty (60) days have elapsed from the date of such written notice by the Company to BIOS Group, L.P. In the event that the Holder is entitled and elects to pay the aggregate Exercise Price by delivery of the Note, this Warrant may only be exercised by the Holder in whole and shall not be exercisable in part.

        (b) Stock Certificates. Except as otherwise provided in Section 3(d) below, in the event of the exercise of the rights represented by this Warrant as provided above, the Company shall promptly (i) issue and deliver to the Holder, one or more certificates representing the shares of voting Common Stock so purchased by the Holder, in such name or names as may be designated by the Holder, and (ii) if applicable, cash in lieu of any fraction of a share.

        (c) When Exercise Effective. The exercise of this Warrant shall be deemed effective immediately prior to the close of business on the Business Day on which this Warrant is surrendered to the Company as provided in this Section 3 (the "Exercise Date"). The Person in whose name any certificate for shares of Common Stock shall be issuable upon such exercise, as provided in Section 3(b), shall be deemed to be the record holder of such shares of Common Stock for all purposes on the Exercise Date. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of Warrant Shares for which this Warrant may still thereafter be exercised.

        (d) Promissory Note. With respect to the Note, the parties hereto agree as follows:

            1. The Note shall become payable in full 13 months after the Exercise Date or earlier as provided in the Note.

            2. As security for the payment of the Note and any renewal, extension or modification thereof, the Holder will grant to the Company, pursuant to a Security Agreement substantially in the form attached hereto as Exhibit C, (i) a security interest in and pledges with and delivers to the Company the certificate or certificates representing the Warrant Shares and
(iii) a security interest in collateral, other than the Warrant Shares, having a fair market value at least equal to the aggregate Exercise Price of the Warrant Shares purchased.

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            3. In the event of default in payment when due of any indebtedness under the Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party under applicable laws, including the right to sell the Warrant Shares at a private or public sale. The proceeds of any sale shall be applied in the following order:

                i. To pay all reasonable expenses of the Company in enforcing its rights under the Note and the Security Agreement, including without limitation reasonable attorneys' fees and legal expenses incurred by the Company.

                ii. In satisfaction of the remaining indebtedness under the
                    Note.

               iii. To the Holder, any remaining proceeds.

            4. The Holder shall deliver to the Company two executed blank stock power assignments, in the form attached hereto as Exhibit D, for use in transferring all or a portion of the Warrant Shares in the event of default in payment when due of any indebtedness under the Note.

      4. Stock Fully Paid; Reservation of Shares. All of the shares of Common Stock issuable upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of all taxes, liens and charges with respect to the issue thereof. During the Exercise Period, the Company shall at all times have authorized and reserved a sufficient number of shares of its voting Common Stock to provide for the exercise of the rights represented by this Warrant.

      5. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of such fractional shares the Company shall make a cash payment therefor based upon the Fair Market Value of the Common Stock.

      6. Certain Adjustments.

            (a) Capital Adjustments. The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price then in effect pursuant to Section 2(b) shall be subject to adjustment as follows:

                    (i) Stock Dividends, Splits, Etc. If at any time after the Warrant Issue Date (A) the Company shall pay a stock dividend payable in shares of Common Stock or (B) the number of shares of Common Stock shall be increased by a subdivision or split-up of shares of Common Stock, then, on the date of the payment of such dividend or immediately after the effective date of subdivision or split up, as the case may be, the number of Warrant Shares to be delivered upon exercise of this Warrant will be increased so that the Holder will be entitled to receive the number of shares of Common Stock that such Holder would have owned immediately

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following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (iii).

                    (ii) Combination of Stock. If the number of shares of Common Stock outstanding at any time after the Warrant Issue Date shall be decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of Warrant Shares to be delivered upon exercise of this Warrant will be decreased so that the Holder thereafter will be entitled to receive the number of shares of Common Stock that such Holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (iii).

                    (iii) Exercise Price Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted as provided pursuant to this Section 6(a), the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter; provided, however, that the Exercise Price for each Warrant Share shall in no event be less than the par value of such Warrant Share.

            (b) Certain Distributions.

                    (i) Exercise Price Adjustment. In case the Company shall at any time or from time to time distribute to all or substantially all of the holders of shares of its Common Stock (including, but not limited to, any distribution made in connection with a merger or consolidation in which the Company is the resulting or surviving Person and the Common Stock is not changed or exchanged) cash, evidences of indebtedness of the Company or another Person, securities of the Company or another Person, or other assets (excluding dividends payable in shares of Common Stock for which adjustment is made under
Section 6(a)(i)) or rights or warrants to subscribe for or purchase the foregoing (each, a "Distribution"), then, and in each such case, the Exercise Price then in effect shall be adjusted (and any other appropriate actions shall be taken by the Company) by multiplying the Exercise Price in effect immediately prior to the date of such distribution by a fraction (A) the numerator of which shall be the Fair Market Value of the Common Stock less the Fair Market Value of the amount of cash, evidences of indebtedness, securities or other assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock and (B) the denominator of which shall be the Fair Market Value of the Common Stock, all as determined on the record date referred to below. Such adjustment shall be made whenever any distribution is made and shall become effective retroactively to the date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

                    (ii) Additional Shares. In addition to the Exercise Price adjustment pursuant to clause (i) above, in case the Company shall at any time or from time to time

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distribute to all or substantially all of the holders of shares of its Common
Stock (including, but not limited to, any distribution made in connection with a merger or consolidation in which the Company is the resulting or surviving Person and the Common Stock is not changed or exchanged) securities of the Company or another Person (the "Additional Shares"), then, and in each such case, the Company shall, at its expense, cause an additional warrant (the "Additional Warrant"), substantially in the form of this Warrant, to be issued by such Person or the Company, as the case may be, to evidence the Holder's right to acquire the kind and amount of Additional Shares receivable by a holder of the number of shares of Common Stock that such Holder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised immediately before such Distribution is made, subject to adjustments that shall be as nearly equivalent as practicable to the adjustments provided for in this Section 6. The Additional Warrant shall be subject to adjustments that shall be as nearly equivalent as practicable to the adjustments provided in this Section 6. The exercise price for each Additional Share shall be reasonably determined by the Board of Directors in good faith after considering the relationship that exists (as of the date of the issuance of the Additional Warrant) between the Exercise Price and the Fair Market Value of each Warrant Share; provided, however, that such exercise price shall in no event be greater than the amount by which the Exercise Price was decreased pursuant to clause (i) above.

            (c) No Adjustment. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of Warrant Shares and/or the Exercise Price then in effect shall be required by reason of the taking of such record.

            (d) Similar Actions. In the case the Company, at any time or from time to time, shall take any action affecting its Common Stock similar to or having an effect similar to any of the actions described in Section 6(a) or (b) (but not including any action described in any such subsections) and the Board of Directors in good faith determines that it would be equitable in the circumstances to adjust the number of Warrant Shares and/or the Exercise Price as a result of such action, then, and in each such case, the number of Warrant Shares and/or the Exercise Price shall be adjusted in such manner and at such time as the Board of Directors of the Company in good faith determines would be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the Holder).

        7. Reorganization, etc. If any capital reorganization of the Company, or any reclassification of the Common Stock, or any consolidation of the Company with or merger of the Company with or into any other Person (other than a consolidation or merger in which the Corporation is the resulting or surviving Person which does not result in any reclassification or change of outstanding Common Stock) or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other Person (each, a "Transaction"), shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, other securities or assets (whether such stock, other securities or assets are issued or distributed by the Company or another Person), in lieu of or in addition to cash, with respect to or in exchange for Common Stock, then, upon exercise of this Warrant, the Holder shall have the right to receive the same kind and amount


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of stock, other securities, cash and/or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer by a holder of the number of shares of Common Stock that such Holder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised immediately before such reorganization, reclassification, consolidation, merger or sale, lease or other transfer, subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 6.

        8. Notices of Adjustment. Whenever the Exercise Price and/or the number of Warrant Shares purchasable hereunder shall be adjusted pursuant to Section 6 hereof, the Company shall deliver to the Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the number of Warrant Shares purchasable hereunder after giving effect to such adjustment.

        9. Notices of Corporate Action. Prior to the Expiration Date, if this Warrant has not theretofore been exercised in full, then in the event of:

               (a) any taking by the Company of a record of the holders of its Capital Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

               (b) any capital reorganization of the Company, any reclassification or recapitalization of any Capital Stock of the Company, any consolidation or merger involving the Company and any other Person, or any transfer of all or substantially all the assets of the Company to any other Person; or

               (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company will mail to the Holder a notice specifying (x) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of any such dividend, distribution or right, and (y) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any, as of which the holders of record of Capital Stock (or other securities) shall be entitled to exchange their shares of Capital Stock (or other securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be delivered at least 10 days prior to the date therein specified, in the case of any date referred to in the foregoing clauses (x) and (y).

        10. Representations of the Company. The Company represents and warrants that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the issuance of this Warrant, for the sale and issuance of the shares of Common Stock pursuant

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hereto, and for the performance of the Company's obligations hereunder, were taken prior to and are effective as of the Warrant Issue Date.

        11. Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

               (a) This Warrant is being acquired and any Warrant Shares will be acquired for the Holder's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act.

               (b) The Holder understands that this Warrant has not been and the Warrant Shares will not be registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) and/or Section 506 of Regulation D thereof. Accordingly, this Warrant and the Warrant Shares must be held by the Holder indefinitely, and the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.

               (c) The Holder is an "accredited investor" as that term is defined under Regulation D adopted under the Act. The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Warrant Shares and of protecting its interests in connection therewith.

               (d) The Holder is able to bear the economic risk of the purchase of Warrant Shares pursuant to the terms of this Warrant.

     12. Replacement of Warrant. On receipt by the Company of an affidavit of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Warrant (and in the case of any such mutilation, on surrender and cancellation of such Warrant), the Company, at its expense, shall promptly execute and deliver, in lieu thereof, a new Warrant of like tenor.

     13. Restrictions on Transfer; Restrictive Legends.

         (a) Neither this Warrant nor any Warrant Shares may be sold, pledged or otherwise transferred, in whole or in part, to any Person without the prior written consent of the Company.

         (b) Each Warrant issued in substitution for this Warrant shall be stamped or otherwise imprinted with legends in substantially the following form:

         THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY

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         STATE, AND NEITHER THIS WARRANT, SUCH SECURITIES NOR ANY INTEREST
         THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE
         DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION
         STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS
         OR PURSUANT TO A WRITTEN OPINION OF COUNSEL SATISFACTORY TO
         THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         NEITHER THIS WARRANT NOR THE SECURITIES ACQUIRED UPON
         EXERCISE OF THIS WARRANT MAY BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED, IN WHOLE OR IN PART, WITHOUT THE PRIOR WRITTEN CONSENT OF THE ISSUER.

         (c) Each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any Warrant Shares shall be stamped or otherwise imprinted with legends in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED, IN WHOLE OR IN PART, WITHOUT THE PRIOR WRITTEN CONSENT OF THE ISSUER.

     14. Rights of Stockholders; Lock-Up Period. This Warrant shall not entitle its Holder to any of the rights of a stockholder of the Company. Holder hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Act, Holder shall not sell or otherwise transfer any Warrant Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     15. Successors and Assigns. The provisions of this Warrant shall inure to the benefit of and be binding upon the Company, the Holder and their respective permitted assigns. Nothing in this Warrant, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Warrant, except as expressly provided in this Warrant.

     16. Amendment or Waiver. This Warrant and any term hereof may be amended, waived, discharged or terminated only by and with the written consent of the Company and the Holder.

     17. Specific Performance. The parties hereto intend that each of the parties have the right to seek damages or specific performance in the event that any other party hereto fails to perform such party's obligations hereunder. Therefore, if any party shall initiate any action or proceeding to enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives any claim or defense therein that the plaintiff party has an adequate remedy at law.

     18. Charges, Taxes and Expenses. Issuance of certificates representing Warrant Shares shall be made without charge to the Holder for any issue or transfer tax, or other incidental expense, in respect of the issuance or delivery of such certificates or the securities represented thereby, all of which taxes and expenses shall be paid by the Company; provided, however, the Company shall not be required (a) to pay any tax or other incidental expense which may be payable in respect of (i) any transfer or delivery of this Warrant by the Holder to another Person or (ii) the issuance or delivery of certificates representing Warrant Shares to a Person other than the Holder, or (b) to issue or deliver certificates representing Warrant Shares to a Person other than the Holder until any such tax payable by the Holder as provided in clause (ii) above shall have been paid or until it has been established to the Company's reasonable satisfaction that no such tax is due.

     19. Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon the Company or the Holder under this Warrant shall be by telecopy or in writing and telecopied, mailed or delivered to each party at telecopier number or its address set forth below (or to such other telecopy number or address as the recipient of any notice shall have notified the other in writing). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the business day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when telecopied, upon confirmation of receipt.

        (a)  if to the Company:

                       OptiMark Technologies, Inc.
                       10 Exchange Place, 12th Floor
                       Jersey City, New Jersey 07302
                       Telecopy:  (201) 946-9435
                       Attention:  Chief Executive Officer

                       with a copy to:

                       OptiMark Technologies, Inc.
                       10 Exchange Place, 12th Floor
                       Jersey City, New Jersey 07302
                       Telecopy:  (201) 946-9435
                       Attention: General Counsel

         (b) if to the Holder:

                       to the address of the Holder as set forth in the records of the Company

     20. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

     21. Headings. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     22. Severability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

                                   OPTIMARK TECHNOLOGIES, INC.

                                   By:  /s/   John T. Rickard
                                   President

ACKNOWLEDGED AND AGREED:

BIOS GROUP, LP

By:  /s/   Robert R. MacDonald
            President

                                    Exhibit A

                                  EXERCISE FORM

                  (To be executed upon exercise of the Warrant)

     Reference is made to the attached Common Stock Purchase Warrant. The undersigned hereby irrevocably elects to exercise the right, represented by the attached Warrant, to purchase __________ Warrant Shares and herewith tenders payment for such Warrant Shares to the order of OptiMark Technologies, Inc. in the amount of $__________ in accordance with the terms of the Warrant. The undersigned requests that a certificate for such Warrant Shares be registered in the name of the undersigned and that such certificate be delivered to the undersigned's address below.

     If such number of Warrant Shares purchased shall not be all of the Warrant Shares evidenced by the Warrant, the undersigned requests that a new Warrant of like tenor for the balance remaining of such Warrant Shares be registered in the name of the undersigned and that such Warrant be delivered to the undersigned's address below.

Dated:
      -----------------
                                 Signature
                                           --------------------------

                                 ------------------------------------
                                 (Print Name)

                                 ------------------------------------
                                 (Street Address)

                                 ------------------------------------
                                 (City)   (State)  (Zip Code)

Signed in the presence of:


----------------------------

                                    Exhibit B

                                 PROMISSORY NOTE

                                                        -----------------, ----
$-----------

     For value received, the undersigned promises to pay to OptiMark Technologies, Inc., a Delaware corporation (the "Company"), or order, at its principal office the principal sum of $____________ with interest thereon at the rate of 8% per annum, compounded annually, on the unpaid balance of the principal sum. Said principal shall be due on _______________, ______.

     This Note is subject to the terms of that Warrant to Purchase Common Stock between the undersigned and the Company effective as of January 27, 1999. This
Note is secured by a pledge of the Company's Common Stock and certain other collateral under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

     The holder of this Note shall have full recourse against the undersigned personally for failure to pay the Note as and when due.

     The principal is payable in lawful money of the United States of America. The privilege is reserved to prepay any portion of the Note at any time.

     If the undersigned shall default in the payment of amounts hereunder when due, the holder of this Note shall be entitled to payment by the undersigned of all costs of collection, including, without limitation, reasonable attorneys' fees and costs incurred in connection with such collection efforts, whether or not suit on this Note is filed. The maker waives presentment for payment, protest, notice of protest and notice of non-payment of this Note. This Note shall be governed by the laws of the State of New Jersey as they apply to contracts entered into and wholly to be performed within such state.

                                          BIOS GROUP, LP

                                          --------------------------------
                                          By:
                                          Its:

                                    Exhibit C

                               SECURITY AGREEMENT

     This Security Agreement, dated as of ___________, ________, executed by BIOS Group, L.P., a Delaware limited partnership ("Debtor"), in favor of OptiMark Technologies, Inc., a Delaware corporation ("Secured Party").

                                    RECITALS

     A. Pursuant to that Warrant to Purchase Common Stock dated January 27, 1999 (the "Warrant"), between Debtor and Secured Party, Debtor has purchased 5,000 shares of Secured Party's common stock (the "Shares") and has elected to pay for the Shares by delivering that Promissory Note (the "Note") dated the date hereof, the form of which was attached to the Warrant.

     B. In order to induce Secured Party to extend the credit evidenced by the Note, Debtor has agreed to enter into this Security Agreement and to grant the security interest in the Collateral described below.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees with Secured Party as follows:

1. Definitions and Interpretation. When used in this Security Agreement, the following terms shall have the following respective meanings:


     "Collateral" shall have the meaning given to that term in Section 2 hereof.

     "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Debtor to Secured Party of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of the Note or this Security Agreement, including, all interest, fees, charges, expenses, attorneys' fees and costs chargeable to and payable by Debtor hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

     "UCC" shall mean the Uniform Commercial Code as in effect in the State of New Jersey
                                      -1-
from time to time.

     Unless otherwise defined herein, all terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

     2. Grant of Security Interest. As security for the Obligations, Debtor hereby pledges and assigns to Secured Party and grants to Secured Party security interest in all right, title and interests of Debtor in and to the property described in Attachment 1 hereto (collectively and severally, the "Collateral"), which Attachment 1 is incorporated herein by this reference.

     3. Representations and Warranties. Debtor represents and warrants to Secured Party that (a) Debtor is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Debtor acquires rights in the Collateral, will be the owner thereof) and that no other person has (or, in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim or interest (by way of lien or otherwise) in, against or to the Collateral; and (b) Secured Party has (or in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) a perfected security interest in the Collateral.

     4. Covenants Relating to Collateral. Debtor hereby agrees (a) not to sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Secured Party; (b) to perform all acts that may be necessary to maintain, preserve, protect and perfect the Collateral, the lien granted to Secured Party therein and the first priority of such lien; (c) not to change Debtor's name or, without 30 days' prior written notice to Secured Party, Debtor's principal place of business; (d) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings reasonably deemed necessary or appropriate by Secured Party to perfect, maintain and protect its lien hereunder and the priority thereof; (e) to appear in and defend any action or proceeding which may affect its title to or Secured Party's interest in the Collateral; and (f) to comply with all material requirements of law relating to the production, possession, operation, maintenance and control of the Collateral.

     5. Authorized Action by Agent. Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact and agrees that, upon the occurrence and during the continuance of an Event of Default (as defined in Section 6 hereof below), Secured Party may perform any act which Debtor is obligated by this Security Agreement to perform, and to exercise such rights and powers as Debtor might exercise with respect to the Collateral.

     6. Default and Remedies. Debtor shall be deemed in default under this Security Agreement upon the occurrence of the following, each of which shall be deemed an "Event of Default":

     (a) If Debtor shall fail to pay when due any portion of the Obligations;

     (b) A bankruptcy or insolvency proceeding is instituted by or against Debtor, or if a receiver is appointed for the property of Debtor;

     (c) If Debtor makes an assignment for the benefit of creditors;

     (d) If Debtor fails to perform any of the covenants set forth in the Warrant or contained in this Security Agreement for a period of five (5) days after notice thereof from Secured Party; or

     (e) If the Note or this Security Agreement shall in any respect cease to be, or Debtor shall assert that either document is not, a legal, valid and binding obligation of Debtor enforceable in accordance with its terms.

     Upon the occurrence and during the continuance of any such Event of Default, Secured Party shall have the rights of a secured creditor under the UCC and applicable federal law, all rights granted by this Security Agreement and by law.

     7. Insolvency. Debtor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Debtor, or if Debtor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Secured Party may proceed as provided in the case of an Event of Default.

     8. Voting Rights. During the term of this Security Agreement and so long as an Event of Default shall not have occurred, Debtor shall have the right to vote all of the Shares which are pledged hereunder and comprise all or a portion of the Collateral.

     9. Miscellaneous.

     (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon the Company or the Holder under this Warrant shall be by telecopy or in writing and telecopied, mailed or delivered to each party at telecopier number or its address set forth below (or to such other telecopy number or address as the recipient of any notice shall have notified the other in writing). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the business day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when telecopied, upon confirmation of receipt.

     (i) if to Secured Party:

                   OptiMark Technologies, Inc.
                   10 Exchange Place, 12th Floor
                   Jersey City, New Jersey 07302
                   Telecopy:  (201) 946-9435
                   Attention:  Chief Executive Officer

                   with a copy to:

                   OptiMark Technologies, Inc.
                   10 Exchange Place, 12th Floor
                   Jersey City, New Jersey 07302
                   Telecopy:  (201) 946-9435
                   Attention: General Counsel

          (ii) if to Debtor:

     (b) Nonwaiver. No failure or delay on Secured Party's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

     (c) Amendments and Waivers. This Security Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Debtor and Secured Party. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

     (d) Expenses. Debtor shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Secured Party in connection with custody, preservation or sale of, or other realization on, any of the Collateral or the enforcement or attempt to enforce any of the Obligations which is not performed as and when required by this Security Agreement.

     (e) Severability. Debtor and Secured Party agree that the enforceability or invalidity or any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     (f) Successors and Assigns. Debtor and Secured Party agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Debtor" and the term "Secured Party" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     (g) Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without reference to conflicts of law rules (except to the extent governed by the UCC).

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, Debtor has caused this Security Agreement to be executed as of the day and year first above written.

                                BIOS GROUP, L.P.,

                                    as Debtor

                       By
                         --------------------------------
                  Name:

     AGREED:

OPTIMARK TECHNOLOGIES, INC.,

     as Secured Party

By
   ------------------------------
 Name:
     Title:

                                  ATTACHMENT 1
                              TO SECURITY AGREEMENT

All right, title and interest of Debtor now owned or hereafter acquired in and to the following:

     (a) All of the Shares represented by certificate number ___, and in the event of any stock dividend, reclassification, readjustment or other changes declared or made in the capital structure of Secured Party, all new, substituted and additional shares or other securities issued by reason of any such change.

     (b) [DESCRIPTION OF ADDITIONAL COLLATERAL]

     (c) All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

                                    Exhibit D

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED, __________________________, hereby sell, assign and transfer unto________________________________(__________) shares of the Common
Stock of OptiMark Technologies, Inc., standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint__________________ , attorney, to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with the Security Agreement between OptiMark Technologies, Inc. and the undersigned dated ______________, 1999.

Dated: _______________, _______

                               ---------------------------------------------
                               (to be signed exactly as name is to appear on stock certificate)

INSTRUCTIONS:  Please do not fill in the blanks other than the signature line.

                                      -1-